Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies [Abstract]
Commitments and Contingencies
Note 15 - Commitments and Contingencies

A.	Operating leases

The Company's subsidiaries have entered into various non-cancelable operating lease agreements, principally for office space. In addition, in 2013, the Company entered into a new framework agreement for non-cancelable operating leases for vehicles for a period of 36 months.
As of December 31, 2013, minimum future rental payments under such non-cancelable operating leases are as follows:

Year Ending December 31,	U.S. Dollars
2014	1,533
2015	873
2016	416
Thereafter	-

2,822

Aggregate office rent expenses amounted to $1,002, $979, and $968 in 2013, 2012 and 2011, respectively.

B.	Allowance for doubtful debts

The following is a summary of the allowance for doubtful accounts related to accounts receivable for the years ended December 31:

	Balance at				Balance at
	beginning		Reversal of	Write-off of	end of
	of period	Provision	provision	provision	period
	U.S. Dollars
2011	3,854	357	(359)	(1,625)	2,227
2012	2,227	307	(140)	(1,071)	1,323
2013	1,323	272	(218)	(16)	1,361

C.	Litigation

1.
On July 14, 2005, a lawsuit was filed against the Company in the United States District Court for the District of Minnesota ("Court") by one of the Company's competitors in the field of semiconductor wafer inspection equipment, August Technology Corporation (today Rudolph Technologies Inc., hereinafter "Rudolph", after August Technology's acquisition by Rudolph).  This suit alleged that the Company's Falcon inspection system infringed Rudolph's U.S. Patent No. 6,826,298 ("'298 Patent") and sought injunctive relief and damages. On March 6, 2009, a jury verdict in favor of Rudolph was rendered in this action, awarding Rudolph damages of approximately $6.8 million for the Company's sales of its Falcon products in the United States.  On August 28, 2009, the Court entered judgment ordering the Company to pay the jury award, and an additional $1.2 million in prejudgment interest. The Court also issued an injunction ("Injunction") prohibiting future sales and marketing of the Falcon product in the United States.  On January 7, 2011, the Court found that Rudolph was entitled to an additional supplemental award of $646 in damages for Falcon sales which occurred after the time period considered by the jury.

The Company appealed the Court's judgment to the United States Court of Appeals for the Federal Circuit on August 10, 2010, and posted a bond with the Court to stay collection of the judgment pending resolution of the appeal. On August 22, 2011, the Court of Appeals for the Federal Circuit found that the Minnesota trial court had erred in its instructions to the jury regarding the construction/meaning of a material claim term in the asserted '298 Patent and vacated the finding of infringement, the damages award and the Injunction. The Court of Appeals remanded the case to the Court for a limited trial based on a corrected claim construction.   If the jury finds that the Company infringes the '298 Patent, the Court could re-enter the original award of $8,023, and grant a supplemental award of $646. The court would also likely add additional interest to the award commencing as of the original judgment through a final judgment on the retrial. The parties are awaiting a trial date.

Although it is difficult to predict the outcome of this patent infringement case the Company believes that it has strong legal position and intends to continue to vigorously defend it in the District Court and in the Court of Appeals, if required. The total range of loss for this case is between $0 to $8.2 million (excluding interest) with respect to which the Company has not recorded any accruals.

On March 9, 2011, in conjunction with the '298 Patent infringement case, Rudolph filed a motion for contempt seeking approximately $1.2 million and unspecified attorneys' fees for alleged contempt of the Court's Injunction due to certain post verdict sales of Falcon systems.

 On March 26, 2012, the Court issued an Order adopting the Magistrate Judge's Report and Recommendation issued August 11, 2011, on contempt and damages in a sum of $1,292. The Magistrate Judge also awarded Rudolph with $71 in attorney fees. The Court held that some of the Company's communications made during 2009 related to the eventual sale of some of its Falcon systems in Asia, were prohibited by the Injunction that was then in place (as mentioned above, the Injunction was vacated by the U.S. Court of Appeals for the Federal Circuit in August 2011). On April 10, 2012 Chief Judge Davis excused himself stating that he could no longer be "fair and impartial". On April 17, 2012 the Company filed a Rule 60 motion requesting that the contempt judgment be set aside for lack of due process. The New District Judge reduced the amount of sanctions award by half. The new judge denied the Company's request for a jury trial on contempt and sanctions. The Company has taken steps to appeal the sanctions award and submitted its opening appeal brief on November 30, 2012. On November 18, 2013 the Court of Appeals issued an opinion finding that the underlying contempt and sanctions findings were not final, appealable orders until after the resolution of the retrial of infringement of the '298 Patent infringement case in the Minnesota District Court. The Company deposited $729 with the Court as a bond while the appeal is pending. Although it is difficult to predict the outcome of this litigation, the Company believes that it has strong arguments against the current residual award of $646 and intends to vigorously continue the proceedings it initiated at the Court of Appeals in order to overturn this award. The total range of loss for this case is between $0 to $650 (excluding interest) in excess of amounts already accrued by the Company.

2.
On December 27, 2011, Rudolph filed, but did not serve, a complaint in the Court charging the Company with infringement of Rudolph's U.S. Patent 7,779,528 ("'528 Patent") relating to semiconductor wafer inspection technology similar to that described in the '298 Patent.  On January 19, 2012, the Company filed a reexamination request with the U.S Patent and Trademark Office ("PTO") seeking reexamination of the '528 Patent. The PTO granted the reexamination request and preliminarily found that 18 claims were invalid. This PTO decision is not final and could change. On April 13, 2012, Rudolph served the '528 suit and agreed to stay the case until the completion of the reexamination. The parties presented the Court with a joint motion to stay the case. The Court has agreed to stay the case for 90 days at a time. The parties must reapply at the end of each stay period for a further stay. The case remains stayed at present. As Rudolph did not demand a specific dollar amount (but an accounting for damages and an injunction against infringing activity), the Company is unable to estimate the possible range of loss in this case and the effect on the Company's activities and results of operation, if any.

D.	Agreement with Bank Leumi L'Israel

In connection with the issuance of an appeal bond, in August 2010 the Company signed an agreement with Bank Leumi L'Israel, according to which the Bank provided a bank guarantee in the amount of $8,925 in order to support the appeal bond, which was issued by a surety company in the United States, together with a long-term loan of approximately $1,300  (see Note 12 - Long-term loan).  In addition, the Company received short-term loans in the amount of approximately $1,400 and factoring facilities of additional $1,300. As of December 31, 2013 these factoring facilities have not been utilized. The Company's obligations to the Bank were secured by a lien on its facility in Israel, restricted deposits in the amount of approximately $5,200 and a floating charge on its assets.

Following the Company's successful appeal in the infringement dispute with Rudolph, the appeal bond was officially released in September 2011. As such, the Bank ceased to provide the guarantee and the restrictions were removed from the deposits.

In addition, the Company signed a covenant agreement with the Bank, amended in December 2011, which requires it to comply with the following financial covenants:

•	On December 31 each year, the following covenants will be met:

1)	Adjusted shareholders' equity will be not less than 50% of the total balance sheet.(1)
2)	Adjusted shareholders' equity will be not less than $40,000. (1)
3)	Total annual sales will be not less than $60,000.
4)	From the date of the agreement, operating profits (EBITDA) will be positive.

(1)
Adjusted shareholders' equity is defined in the agreement as shareholders' equity as presented in the financial statements, minus deferred expenses, intangible assets, and balances due from affiliates.

•	At the end of each quarter, the Company's cash balance will be not less than $11,500, including deposits and liens to Bank Leumi.

•	Total foreign assets of the Company at the end of each quarter will be greater than their total debts and liabilities.

•	The ratio of debt to banks to open receivables should be not greater than 70% at the end of each quarter.

•	No lien may be placed on any of its subsidiaries' assets without prior written approval from the Bank.

In addition, the Company made a commitment not to significantly change its majority shareholders without prior written permission from the Bank. Similarly, the Company committed not to perform a merger without written permission from the Bank.

As of December 31, 2013 and 2012, the Company was in full compliance with the amended financial covenants.

In accordance with the updated agreements, the Company's obligations to both Bank Leumi and Bank Mizrahi are secured pari passu by a lien on its facility in Israel and a fixed and floating charge on its assets.

E.	Agreement with Bank Mizrahi

In July 2011 the Company signed an agreement with Bank Mizrahi for a credit facility (see Notes 10, 12). The Company's obligations to the Bank were secured by a lien on its facility in Israel and a floating charge on its assets. In addition, the Company signed a covenant agreement with the Bank which requires it to comply with the following financial covenants:

At any time prior to the complete repayment of the credit, the Company is required to ensure:

•	The ratio of customers' balances and cash balances to its credit facilities including guarantees will not be less than 150%.
•	The ratio of the Company's credit facilities including guarantees to the total balance sheet will not exceed 20%.
•	Shareholders' equity will not be less than 40% of the total balance sheet.
•	Shareholders' equity will not be less than $40,000.

In the event that the Company is in breach of any of the covenants by no more than 10% it will be given two financial quarters to achieve compliance.

As of December 31, 2013 and 2012 the Company was in full compliance with these financial covenants.

F.           Chief Scientist

Through its acquisition of Printar and SELA, the Company participates in programs sponsored by the Israeli government for the support of research and development activities. The Company is committed to pay amounts to the Chief Scientist (OCS) at rates of 3.5% of the sales of products resulting from this research and development, up to an amount equal to 100% of the grants received by the Company, and for grants received after January 1, 1999 also bearing interest at the rate of LIBOR.

The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required.

As of December 31, 2013 the amount of non-repaid grants received including interest accrued, in respect of Printar and SELA, amounted to $5,810 and $2,525, respectively (December 31, 2012 - $5,660  and $2,590 , respectively). The liabilities to the OCS were recorded at fair value as part of the purchase price allocation related to the acquisition of Printar and SELA and as of December 31, 2013 amounted to $3,303  and $202 , respectively (December 31, 2012 - $2,989 and $1,903 , respectively). (See Note 14 - Other long-term liabilities).

In 2009 and 2010, the Company received further grants in the amount of $598 ($650 including accrued interest) from the OCS in connection with the research and development activities related to the Printar acquisition.

G.           Dispute with Chief Scientist

A dispute has arisen between the Company and the OCS in Israel in the amount of approximately $755, including accrued interest, regarding the royalty rate to be paid in respect of certain of the Company's  products, the manufacturing and assembly of which has been moved to a foreign subsidiary.

Management, based on an opinion of its legal advisors, believes that the probability of an unfavorable resolution to this dispute is less than 50%. Accordingly, no accrual has been recorded in the financial statements in respect of this matter.

H.           Outstanding Purchase Orders

As of December 31, 2013, the Company has purchase orders of $6,085 (2012 - $7,938) which mainly represent outstanding purchase commitments for inventory components ordered by the Company in the normal course of business.